GRANT OF SECURITY INTER EST (TRADEMARKS)

Dated: January 24, 2013

The undersigned, THE ONE GROUP, LLC, a Delaware limited liability company (the "Grantor"), is obligated to HERALD NATIONAL BANK (the "Secured Party") under the Credit Agreement, dated as of October 31,2011 (as heretofore amended and as it may be further amended, restated, supplemented or otherwise modified from time to time), by and among the Grantor, One 29 Park Management, LLC, STK-Las Vegas, LLC, STK Atlanta, LLC Heraea Vegas LLC, and XI Shi Las Vegas LLC (collectively, the "Borrowers"), and the Secured Party, and pursuant to which the Borrowers have entered into the Amended and Restated Security Agreement, dated as of January 24, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), by and among the Borrowers and the Secured Party.

Pursuant to the Security Agreement, the Grantor has granted to the Secured Party a security interest in and to all ofthe present and future right, title and interest of the Grantor in and to the trademarks listed on Schedule 1, which trademarks are registered in the United States Patent and Trademark Office (the "Trademarks"), together with the goodwill of the business symbolized by the Trademarks and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the prompt payment, performance and observance of the Obligations (as defined in the Security Agreement).

For good and valuable consideration, the receipt of which is hereby acknowledged, and for the purpose of recording the grant of the security interest as aforesaid, the Grantor does hereby further grant to the Secured Party a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Party with respect to the security interest in the Collateral made and granted hereby are set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

The Secured Party's address is: 623 Fifth Avenue, New York, New York 10022.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Grantor has caused this Grant of Security Interest (Trademarks) to be duly executed by its duly authorized officer as of the date first set forth above.

Signature Page to Grant of Security Interest (Trademarks)

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 23rd day of January in the year 2013 before me, the undersigned,

personally appeared Sam Goldfinger, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

My Commission Expires:

Schedule 1

to

Grant of Security Interest (Trademarks)

by The One Group, LLC Dated as of January 24,2013

U.S. FEDERAL TRADEMARK REGISTRATIONS

GPNO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
484-006	THE ONE NEW YORK	SN: 78/528,391 Filed 12/7/04	THE ONE GROUP LLC	(Class 43) Hotels, restaurants, cafes, bar services, cocktail lounges, resort hotels; health resort services, namely, providing food and lodging that specialize in promoting patrons' general health and well-being; spa services, namely, providing temporary accommodations and meals to clients of a health or beauty s a.	Suspended on 7/27/05 (still suspended as of 5/7/12)
484-007	THE ONE NEW ORLEANS	SN: 78/528,405 Filed 12/7/04	THE ONE GROUP LLC

(Class 43) hotels, restaurants, cafes, bar services, cocktail lounges, resort hotels; health resort services, namely, providing food and lodging that specialize in promoting patrons' general health and well-being; and spa services, namely, providing temporary accommodations and meals to clients of a health or beauty spa.

Suspended on 7/27/05 (still suspended as of 5/7/12)
484-008	THE ONE LAS VEGAS	SN:78/528,408 Filed 12/7/04	THE ONE GROUP LLC

(Class 43) Hotels, restaurants, cafes, bar services, cocktail lounges, resort hotels; health resort services, namely, providing food and lodging that specialize in promoting patrons' general health and well-being; spa services, namely, providing temporary accommodations and meals to clients of a health or beauty spa.

Suspended on 7/27/05 (still suspended as of 5/7/12)

1 of 10

GPNO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
484-009	THE ONE CHICAGO	SN: 78/528,416 Filed 12/7/04	THE ONE GROUP LLC	(Class 43) hotels, restaurants, cafes, bar services, cocktail lounges, resort hotels; resort lodging services; and spa services, namely, providing temporary accommodations and meals to clients of a health or beauty spa.	Suspended on 8/4/05 (still suspended as of 8/9/12)
484-010	THE ONE LOS ANGELES	SN: 78/528,424 Filed 12/7/04	THE ONE GROUP LLC	(Class 43) hotels, restaurants, cafes, bar services, cocktail lounges, resort hotels; health resort services, namely, providing food and lodging that specialize in promoting patrons' general health and well-being; and spa services, namely, providing temporary accommodations and meals to clients of a health or beauty spa.	Suspended on 7/27/05 (still suspended as of 5/7/12)
484-011	THE ONE GROUP	SN: 78/528,430, filed 12/7/04	THE ONE GROUP LLC	(Class 43) hotels, restaurants, cafes, bar services, cocktail lounges, resort hotels; health resort services, namely, providing food and lodging that specialize in promoting patrons' general health and well-being; and spa services, namely, providing temporary accommodations and meals to clients of a health or beauty SJ:>a.	Suspended on 8/16/05 (still suspended as of 8/27/12)
484-018	THE ONE MIAMI	SN:78/663,799 Filed 7/5/05	THE ONE GROUP LLC

(Class 43) hotels, restaurants, cafes, bar

services, cocktail lounges, resort hotels; health resort services, namely, providing food and lodging that specialize in promoting patrons' general health and well-being; and spa services, namely, providing temporary accommodations and meals to clients of a health or beauty spa.

Suspended on 7/27/07 (still suspended as of 4/3/12)

2 of 10

GPNO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
484-019	THE ONE ATLANTIC CITY	SN:78/663,803 Filed 7/5/05	THE ONE GROUP LLC	(Class 43) hotels, restaurants, cafes, bar services, cocktail lounges, resort hotels; health resort services, namely, providing food and lodging that specialize in promoting patrons' general health and well-being; and spa services, namely, providing temporary accommodations and meals to clients of a health or beauty spa.	Suspended on 7/27/07 (still suspended as of 4/3/12)
915-002	STK	SN:78/691,571 Filed 8/2/05 RN: 3188230 Issued: 12/19/06	THE ONE GROUP LLC	(Class 43) Bar services; Restaurants.	Registered 8 & 9 due: 12/19/16
915-004	Not Your Daddy's Steakhouse	SN: 77/003,892 Filed 9/21/06 RN:3,267,266 Issued: 7/24/07	The One Group LLC	(Class 43) Restaurant and bar services.	Registered 8 & 15 Accepted: 8/11/12 8 & 9 due: 7/24/17
915-006		SN: 77/239,608 Filed 7/26/07 RN: 3,381,619 Issued: 2/12/08	The One Group LLC	(Class 43) Restaurants; Bar services	Registered 8 & 15 due: 2/12/14 Renewal deadline 8 & 9 due: 2/12/18
915-015	UNMISTKABLE	SN: 77/917,096 Filed: 1/21/10 RN: 4,080,591 Issued: 1/3/12	The One Group LLC	(Class 43) Cafe and restaurant services; Cafe- restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	Registered 8&15 due: 1/3/18 Renewal due: 1/3/22

3 of 10

GPNO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-032		SN: 85/379,387 Filed: 7/24/11 RN: 4,208,788 Issued: 9/18/12	The One Group LLC	(Class 43) Cafe services; Cocktail lounge services; Restaurant services, including sit- down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises; Serving food and drinks; Take-out restaurant services	Registered 8& 15 due: 9/18/18 Renewal 8 & 9 due: 9/18/22
915-032- CHLD		SN: 85/976,398 Filed: 7/24/11	The One Group LLC	(Class 43) Bar services	Pending Notice of Allowance: 8/28/12 Statement of Use due: 2/28/13
915-036	STK OUT...A GIRL'S GOTTA EAT	SN: 85/451,863 Filed: 10/20/11	The One Group LLC	(Class 43) Bar services	Pending Notice of Allowance: 10/16/12 Statement of Use due: 4/16/13
915-036- CHLD	STK OUT...A GIRL'S GOTTA EAT	SN: 85/976,492 Filed: 10/20/11 RN: 4,234,247 Issued: 10/30/12	The One Group LLC	(Class 43) Cafe services; Providing of food and drink; Restaurant services; Restaurant services, including sit-down of food and take- out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises; Serving food and drinks; Take-out restaurant services.	Registered 8 & 15 due: 10/30/18 Renewal 8 & 9 due: 10/30/22

4 of 10

GPNO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-038	THE ONE NEW YORK	SN: 78/528,391 Filed 12/7/04	THE ONE GROUP LLC	(Class 43) Bar services; Cafe services; Cocktail lounge services; Restaurant services, including sit-down service of food and take-restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises; Serving food and drinks; Take-out restaurant services	Pending Notice of Allowance: 7/17/12 Statement of Use due: 1/17/13
916-011	BAGATELLE	SN: 77/333,759 Filed: 11/20/07 RN: 3,595,950 Issued: 3/24/09	The One Group LLC	(Class 41) Night Clubs (Class 43) Restaurant and Bar Services; Restaurants; Wine Bars; Cocktail Lounges.	Registered 8 & 15 Due: 3/24/15 Renewal Due: 3/24/19
916-014	ICHI	SN: 77/444,715 Filed 4/10/08	The One Group LLC	(Class 41) Night clubs (Class 43) Cafe and restaurant services; restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	Suspended 7/24/08 Still suspended as of 8/8/12
916-018	ONE ROCKS	SN: 77/711,156 Filed: 4/9/09	The One Group LLC	(Class 41) Night clubs (Class 43) Bar services	Suspended 1/6/10 Still suspended as of 7/24/12
916-024	Yl	SN: 77/840,881 Filed: 10/4/09	The One Group LLC	{Class 43) Cafe and restaurant services; Cafe-restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services_	Suspended 12/31/09 Still suspended as of 7/10/12

5 of 10

GPNO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-033	HERAEA	SN: 85/615,048 Filed: 5/2/12	The One Group LLC

(Class 25) Athletic shoes; Baseball caps; Bathrobes; Beach shoes; Bolo ties; Bow ties; Boxer shorts; Bras; Cap visors; Caps; Coats; Flip flops; Gloves; Halter tops; Hats; Head scarves; Headwear; Hooded sweat shirts; Jackets; Leather jackets; Leg-warmers; Leggings; Lingerie; Loungewear; Nightshirts; Pajama bottoms; Pajamas; Panties; Pants; Raincoats; Sandals; Scarves; Shirts; Shoes; Shorts; Skirts; Skorts; Skullies; Sleepwear; Slipper socks; Slippers; Sneakers; Socks; Sports coats; Sports bra; Sweat bands; Sweat pants; Sweat shirts; Sweat shorts; Sweat suits; Sweaters; T-shirts; Tank tops; Ties; Underwear; Wrist bands

(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.

(Class 43) Bar services; Cafe services; Cocktail lounge services; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises.

Pending Foreign Priority due: 11/2/12 Publication Date: 10/2/12
916-034	WHERE GIRLS GO TO PLAY	SN: 85/615,109 Filed: 5/2/12	The One Group LLC

(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.

(Class 43) Bar services; Cafe services; Cocktail lounge services; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises.

Pending SOU or Ext. Due: 5/27/13

6 of 10

GPNO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-035	WHERE GIRLS PLAY HARD	SN: 85/615,123 Filed: 5/2/12	The One Group LLC

(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.

(Class 43) Bar services; Cafe services; Cocktail lounge services; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises.

Pending SOU or Ext. Due: 5/27/13

7 of 10

GPNO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-036	XISHI	SN: 85/699,765 Filed: 8/9/12	The One Group LLC

(Class 25) Athletic shoes; Baseball caps; Beach shoes; Belts; Bottoms; Bow ties; Boxer shorts; Bras; Briefs; Briefs; Caps; Coats; Flip flops; Gloves; Gym shorts; Halter tops; Hats; Head scarves; Headwear; Hooded sweat shirts; Jackets; Leggings; Lingerie; Loungewear; Night shirts; Pajama bottoms; Pajamas; Panties; Pants; Rainwear; Sandal-clogs; Sandals; Sandals and beach shoes; Scarves; Shirts; Shoes; Shorts; Sleepwear; Slipper socks; Sneakers; Socks; Sports bras; Stockings; Suspenders; Sweat bands; Sweat pants; Sweat shirts; Sweat suits; Swimwear; T-shirts; Tanktops; Ties; Tops; Underwear

(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs

(Class 43) Bar services; Cafe services; Cocktail lounge services; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises

Pending Foreign Priority due: 2/9/13

8 of 10

GPNO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-037	XISHI	SN: 85/700,437 Filed: 8/10/12	The One Group LLC

(Class 25) Athletic shoes; Baseball caps; Beach shoes; Belts; Bottoms; Bow ties; Boxer shorts; Bras; Briefs; Briefs; Caps; Coats; Flip flops; Gloves; Gym shorts; Halter tops; Hats; Head scarves; Headwear; Hooded sweat shirts; Jackets; Leggings; Lingerie; Loungewear; Night shirts; Pajama bottoms; Pajamas; Panties; Pants; Rainwear; Sandal-clogs; Sandals; Sandals and beach shoes; Scarves; Shirts; Shoes; Shorts; Sleepwear; Slipper socks; Sneakers; Socks; Sports bras; Stockings; Suspenders; Sweat bands; Sweat pants; Sweat shirts; Sweat suits; Swimwear; T-shirts; Tanktops; Ties; Tops; Underwear

(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs

(Class 43) Bar services; Cafe services; Cocktail lounge services; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises

Pending Foreign Priority due: 2/10/13

9 of 10

GPNO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-039	RHYTHM HOTEL	SN: 85/726,014 Filed: 9/11/12	The One Group LLC

(Class 43) Hotel accommodation services; Hotel services; Residential hotel services; Spa services, namely, providing temporary accommodations and meals to clients of a health or beauty spa.

(Class 44) Day spa services, namely, nail care, manicures, pedicures and nail enhancements; Health spa services for health and wellness of the body and spirit, namely, providing massage, facial and body treatment services, cosmetic body care services; Health spa services, namely body wraps, mud treatments, seaweed treatments, hydrotherapy baths, and body scrubs.

(Class 45j Hotel concierge services.

Pending Foreign Priority Due: 3/11/13
917-002	COCO DE VILLE	SN: 77/333,751 filed 11/20/07 RN: 3658860 Issued: 7/21/09	The One Group LLC	(Class 41) Night clubs (Class 43) Restaurant and bar services; Restaurants; Cocktail lounges; Wine bars	Registered 8 & 15 due: 7/21/15 Renewal due: 7/21/19

10 of 10